                                                                  EXHIBIT 21.3
                           SUBSIDIARIES of REGISTRANT

            GENA (CA) QRS 12-1, Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of California and doing business under the name GENA (CA) QRS 12-1, Inc.

            BBC (NE) QRS 12-2, Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Nebraska and doing business under the name BBC (NE) QRS 12-2, Inc.

            ELWA-BV (NY) QRS 12-3, Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of New York and doing business under the name ELWA-BV (NY) QRS 12-3, Inc.

            ADS (CA) QRS 12-4, Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of California and doing business under the name of ADS (CA) QRS 12-4, Inc.

            WALS (IN) QRS 12-5, Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of California and doing business under the WALS (IN) QRS 12-5, Inc.

            ESI (CA) QRS 12-6, Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of California and doing business under the name of ESI (CA) QRS 12-6, Inc.

            SFC (TX) QRS 12-7, Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Texas and doing business under the name SFC (TX) QRS 12-7, Inc.

            SEEDS (TN) QRS 12-9, Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Tennessee and doing business under the name SEEDS (TN) QRS 12-9, Inc.

            DELMO (PA) QRS 12-10, Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Pennsylvania and doing business under the name DELMO (PA) QRS 12-10, Inc.

            ABI (TX) QRS 12-11, Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Texas and doing business under the name ABI (TX) QRS 12-11, Inc.

            CARDS (CA) QRS 12-12, Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of California and doing business under the name CARDS (CA) QRS 12-12, Inc.

            RSI (NJ) QRS 12-13, Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of New Jersey and doing business under the name RSI (NJ) QRS 12-13, Inc.

            TEL (VA) QRS 12-15, Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Virginia and doing business under the name TEL (VA) QRS 12-15, Inc.

            LAX (DE) QRS 12-16, Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Delaware and doing business under the name LAX (DE) QRS 12-16, Inc.

            CEL (IN) QRS 12-17, Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Indiana and doing business under the name CEL (IN) QRS 12-17, Inc.

            SFC (TX) QRS 12-18, Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Texas and doing business under the name SFC (TX) QRS 12-18, Inc.

            CTC (MD) QRS 12-19, Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Maryland and doing business under the name CTC (MD) QRS 12-19, Inc.


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                           SUBSIDIARIES of REGISTRANT

                                   (Continued)

            SPEC (CA) QRS 12-20, Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of California and doing business under the name SPEC (CA) QRS 12-20, Inc.

            INK (AL) QRS 12-21, Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Alabama and doing business under the name INK (AL) QRS 12-21, Inc.

            WEEDS (OK) QRS 12-22, Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Oklahoma and doing business under the name WEEDS (OK) QRS 12-22, Inc.

            NOG (NY) QRS 12-23, Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of New York and doing business under the name NOG (NY) QRS 12-23, Inc.

            BUILD (CA) QRS 12-24, Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of California and doing business under the name BUILD (CA) QRS 12-24, Inc.

            BT (PA) QRS 12-25, Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Pennsylvania and doing business under the name BT (PA) QRS 12-25, Inc.

            RSI Loan (NJ) QRS 12-26, Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of New Jersey and doing business under the name RSI Loan (NJ) QRS 12-26, Inc.

            BAKE (TX) QRS 12-28, Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Texas and doing business under the name BAKE (TX) QRS 12-28, Inc.

            ICE (TX) QRS 12-29, Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Texas and doing business under the name ICE (TX) QRS 12-29, Inc.

            URSA (VT) QRS 12-30, Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Vermont and doing business under the name URSA (VT) QRS 12-30, Inc.

            GGAP (MA) QRS 12-31, Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Massachusetts and doing business under the name GGAP (MA) QRS 12-31, Inc.

            CAN (WI) QRS 12-34, Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Wisconsin and doing business under the name CAN (WI) QRS 12-34, Inc.

            INFO (CA) QRS 12-35, Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of California and doing business under the name INFO (CA) QRS 12-35, Inc.

            WTI (IL) QRS 12-36, Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Illinois and doing business under the name WTI (CA) QRS 12-36, Inc.

            SOAP (CA) QRS 12-37, Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of California and doing business under the name SOAP (CA) QRS 12-37, Inc.

            BROWN (MN) QRS 12-38, Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Minnesota and doing business under the name BROWN (MN) QRS 12-38, Inc.

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                           SUBSIDIARIES of REGISTRANT

                                   (Continued)

            NUTRA (TX) QRS 12-39, Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Texas and doing business under the name NUTRA (TX) QRS 12-39, Inc.

            PRINT (WI) QRS 12-40, Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Wisconsin and doing business under the name PRINT (WI) QRS 12-40, Inc.

            CASH (MA) QRS 12-41, Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Massachusetts and doing business under the name CASH (MA) QRS 12-41, Inc.

            QRS 12-Paying Agent, Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of New York and doing business under the name QRS 12-Paying Agent, Inc.

            CARE (PA) QRS 12-43, Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the state of Delaware and doing business under the name CARE (PA) QRS 12-43, Inc.

            IM (DE) QRS 12-44, Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the state of Delaware and doing business under the name IM (DE) QRS 12-44, Inc.

            SEMI (CA) QRS 12-45, Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the state of Delaware and doing business under the name SEMI (CA) QRS 12-45, Inc.

            INJECTION (AZ) QRS 12-46, Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the state of Delaware and doing business under the name INJECTION (AZ) QRS 12-46, Inc.